UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2020

GORES HOLDINGS V, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39429	85-1653565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Warrant	GRSVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GRSV	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GRSVW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On August 5, 2020, the Registration Statement on Form S-1 (File No. 333-239962) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Gores Holdings V, Inc. (the Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed on August 5, 2020, a registration statement on Form S-1 (File No. 333-241145) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On August 10, 2020, the Company consummated the IPO of 52,500,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $525,000,000.

On August 5, 2020, the Company effected a stock dividend with respect to the Company’s Class F common stock, par value $0.0001 per share (“Class F Common Stock”), of 2,156,250 shares thereof, resulting in the Company’s initial stockholders holding an aggregate of 13,656,250 shares of Class F Common Stock.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,250,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Gores Sponsor V LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $12,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, except as described in the Registration Statement.

A total of $525,000,000, comprised of $514,500,000 of the proceeds from the IPO, including approximately $18,375,000 of the underwriters’ deferred discount, and $10,500,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its regulatory compliance requirements and other costs related thereto, plus additional amounts necessary to pay its franchise and income taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 5, 2020, in connection with the IPO, the Company filed its previously approved second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and, on the dates referred to below, entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated August 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated August 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated August 10, 2020, among the Company, Gores Sponsor V LLC and certain other security holders named therein.

•	A Sponsor Warrants Purchase Agreement, dated August 5, 2020, between the Company and Gores Sponsor V LLC.

•	An Administrative Services Agreement, dated August 3, 2020, between the Company and The Gores Group, LLC.

•	Letter Agreements, dated August 10, 2020, between the Company and each of its officers and directors, and Gores Sponsor V LLC.

•	Indemnity Agreements, dated August 10, 2020, between the Company and each of its officers and directors.

On August 5, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On August 10, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Second Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated August 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated August 10, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated August 10, 2020, among the Company, Gores Sponsor V LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated August 5, 2020, between the Company and Gores Sponsor V LLC.

10.4	Administrative Services Agreement, dated August 3, 2020, between the Company and The Gores Group, LLC.

10.5	Form of Letter Agreement, dated August 10, 2020, by and between the Company and each of its officers and directors, and Gores Sponsor V LLC.

10.6	Form of Indemnity Agreement, dated August 10, 2020, between the Company and each of its officers and directors.

99.1	Press Release, dated August 5, 2020.

99.2	Press Release, dated August 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings V, Inc.

Date: August 11, 2020	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary